4 - Certificate ofAmendment - Quarterly (Quarterly Member)	3 Months Ended
Mar. 31, 2014
Quarterly Member
4 - Certificate of amendment

note 4 – Certificate of amendment

On September 20, 2013 the Company filed a Certificate of Amendment which amended their Certificate of Incorporation, article number four. This amendment increased the total number of shares which the corporation is authorized to issue 75,000,000 shares of common stock and set the par value per share of common stock at $1 par value per share. In addition, the par value per share on the preferred stock was set at $.01 par value per share. The total number of preferred shares remained at 10,000,000 shares available to issue.